PENSIONS - Net Periodic Benefit Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Components of net periodic benefit cost:
Service cost	$ (27)	$ (33)	$ (75)
Interest cost	(1,481)	(1,622)	(1,087)
Expected return on plan assets	426	427	254
Recognized actuarial loss	(1,331)	(307)	(774)
Net periodic benefit cost	$ (2,413)	$ (1,535)	$ (1,682)